Exhibit 99.1

LSC Communications Takes Action to Strengthen Its Liquidity and Improve Its Capital Structure

Voluntarily Files for Business Reorganization under Chapter 11

Raises $100 Million in Additional Liquidity to Continue Operating Its Business and Serving Clients

CHICAGO, April 13, 2020 – LSC Communications, Inc. (OTCQX: LKSD) (“LSC” or the “Company”) today announced that the Company, along with most of its U.S. subsidiaries, has voluntarily filed for business reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. The Company’s decision follows a comprehensive evaluation of opportunities to reduce its debt and better position LSC to compete and deliver exceptional products and services to its clients. LSC has sufficient liquidity to continue operating its business safely and efficiently and remains committed to serving its clients with the same high standards of quality and reliability they expect. LSC’s subsidiaries in Mexico and Canada are not included in the court proceedings and will continue to operate in the normal course.

In its reorganization, LSC is continuing constructive discussions with its lenders regarding strategic alternatives and the terms of a potential financial restructuring plan. LSC has received commitments for $100 million in debtor-in-possession (“DIP”) financing from certain of its revolving lenders, subject to the satisfaction of certain closing conditions. Following court approval, this financing, combined with cash on hand and generated through its ongoing operations, is expected to be sufficient to support the Company’s operational and restructuring needs.

“Since the termination of our merger with Quad Graphics last year, and given the fundamental changes in the industry, the LSC Board and management team have taken proactive and aggressive steps to improve our overall cost structure and streamline our manufacturing platform while continuing to pursue new business opportunities,” said Thomas J. Quinlan III, LSC Communications’ Chairman, President and Chief Executive Officer. “During that time, we have closed, or are in the process of closing, eight facilities, won new contracts and delivered on our commitments to our clients and vendors. At the same time, we continued to evaluate the best path to creating a more sustainable capital structure for LSC with the support of our senior lenders through the Waiver and Forbearance Agreement. Following a comprehensive review, we determined to pursue a restructuring through a voluntary process as we continue to work with our lenders to best position our business for the future.”

Mr. Quinlan continued, “As one of the country’s largest and most experienced printers with the leading mailing distribution network, we have a strong foundation and world-class team that will continue to work closely with our clients and vendors to achieve our mutual success. At the same time, the situation related to COVID-19 continues to evolve and impact our people, our communities, our clients and our vendors. Our leadership continues to take the necessary steps to fortify our operations and effectively execute our critical role during this time while making sure the health and safety of our employees remains our top priority. Notably, the support we are receiving from our lenders through this process will help us to manage through these unprecedented near-term challenges as well as position LSC for the future. On behalf of the LSC Board and management team, I would like to thank all of our employees for their unwavering dedication to our mission and to operating safely.”

As part of the reorganization process, the Company has filed a number of customary motions, which will allow the Company to continue operating in the ordinary course. LSC intends to pay vendors in full under customary terms for all goods and services received on or after the filing date.

Additional Information

Additional information regarding LSC’s restructuring is available at www.lsccomrestructuring.com. Court filings and information about the claims process are available at https://cases.primeclerk.com/LSC, by calling the Company’s claims agent, Prime Clerk, at (877)-429-6615 (toll-free in the U.S.) or +1-646-214-8838 (for parties outside the U.S.) or sending an email to LSCInfo@PrimeClerk.com.

Sullivan & Cromwell LLP is serving as legal advisor, Evercore Group L.L.C. is serving as financial advisor and AlixPartners, LLP is serving as restructuring advisor to the Company.

About LSC Communications

With a rich history of industry experience, innovative solutions and service reliability, LSC Communications is a global leader in print and digital media solutions. Our traditional and digital print-related services and office products serve the needs of publishers, merchandisers and retailers around the world. With advanced technology and a consultative approach, our supply chain solutions meet the needs of each business by getting their content into the right hands as efficiently as possible.

For more information about LSC Communications, visit www.lsccom.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains certain forward-looking statements. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Company’s expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions, continued operations and customer and supplier programs while in a Chapter 11 proceeding, cash needed to support our operations while in a Chapter 11 proceeding, ability to lower debt and interest payments, ability to operate while in a Chapter 11 proceeding and ability to pay our creditors and credit rating. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including, but not limited to: the actions and decisions of our creditors and other third parties with interests in the Chapter 11 Cases; our ability to address the going concern considerations described in the footnotes to our audited consolidated financial statements and maintain liquidity to fund our operations during the Chapter 11 Cases; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 Cases; our ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles; discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results; accounting changes required by United States generally accepted accounting principles; the competitive market for our products and industry fragmentation affecting our prices; the inability to improve operating efficiency to meet changing market conditions; the impact of the coronavirus pandemic on our business and operations, including demand for our products and services, and our ability to effectively manage the impacts of the coronavirus on our business operations; the effects of global market and economic conditions on our customers and suppliers; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC that are available at www.sec.gov. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to LSC Communication, Inc.’s filings with the SEC that are available at www.sec.gov and in particular, our 2019 Form 10-K filed with the SEC on March 2, 2020. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this communication may not in fact occur. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Investor Contact

Michael King, SVP Investor Relations & Finance

investor.relations@lsccom.com

773.272.9275

Media Contact

Meaghan Repko / Michael Freitag

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449